Exhibit 32

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joe E. Kiani, Chief Executive Officer of Masimo Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: September 20, 2007	By:	/s/ JOE E. KIANI
Joe E. Kiani Chief Executive Officer and Chairman

I, Mark P. de Raad, Executive Vice President and Chief Financial Officer of Masimo Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period covered by the Report.

Date: September 20, 2007	By:	/s/ MARK P. DE RAAD
Mark P. de Raad Executive Vice President and Chief Financial Officer

A signed original of these certifications has been provided to Masimo Corporation and will be retained by Masimo Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this quarterly report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 and are not to be incorporated by reference into any filing of Masimo Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.